FRP HOLDINGS, INC./NEWS

Contact:    John D. Milton, Jr.
            Chief Financial Officer      904/396-5733


FRP HOLDINGS, INC. ANNOUNCES RESULTS FOR THE FIRST QUARTER ENDED
DECEMBER 31, 2014

Jacksonville, Florida; February 4, 2015 - FRP Holdings, Inc. (NASDAQ-FRPH) reported net income of $2,793,000 or $.29 per diluted share in the first quarter of fiscal 2015, an increase of $452,000 or 19.3% compared to net income of $2,341,000 or $.24 per diluted share in the same period last year.

First Quarter Operating Results. For the first quarter of fiscal 2015, consolidated revenues were $40,019,000, an increase of $1,199,000 or 3.1% over the same quarter last year. Consolidated operating profit was $5,098,000 in the first quarter of fiscal 2015, an increase of $974,000 or 23.6% compared to $4,124,000 in the same period last year.

Transportation segment revenues increased .4% over the first quarter of fiscal 2014 as revenue miles, loads and average haul length were essentially flat quarter over quarter. Revenue per mile increased 0.4% over the same period last year due to improved rates mostly offset by lower fuel surcharge revenue as a result of the falling price of diesel fuel.

Operating profit in the transportation segment increased $604,000 or 41.5% primarily due to the net impact of lower fuel costs and improved revenue per mile, partly offset by spin-off costs and higher health claims.

Mining royalty land segment revenues for the first quarter of fiscal 2015 were $1,344,000, an increase of $76,000 or 6.0% over the same quarter last year due to increased tons mined. Operating profit in the mining royalty land segment decreased $20,000 or 2.1% due primarily to an increase in allocated spin-off corporate expenses mitigated by an increase in tons mined.

Developed property rentals segment revenues for the first quarter of fiscal 2015 were $6,958,000, an increase of $997,000 or 16.7% primarily due to revenue on the 125,550 square foot build to suit building completed and occupied during the second quarter of fiscal 2014, the 129,850 square foot build to suit building completed and occupied in November 2014 and revenue on the 2 buildings added June 2014 related to the purchase of Kelso Business Park. Occupancy at December 31, 2014 was 92.8% as compared to 89.2% at December 31, 2013. As a result of the increased buildings-in-service platform average square feet occupied during the quarter increased 341,780 or 11.6% versus the same quarter last year.

Operating profit in the Developed property rentals segment increased $354,000 or 17.0% due to the 125,550 square foot build to suit building completed and occupied during the second quarter 2014, the 129,850 square foot build to suit building completed and occupied in first quarter 2015 and lower professional fees offset by higher property taxes and allocated spin-off corporate expenses.

                                 Continued
---------------------------------------------------------------------------
200 W. Forsyth St., 7th Fl. / Jacksonville, Florida  32202 / (904) 396-5733

Interest expense increased $161,000 over the same quarter last year due to lower capitalized interest partially offset by a declining mortgage principal balance. The amount of interest capitalized on real estate projects under development was $195,000 lower than the same quarter last year

Summary and Outlook. With the successful completion of the spin-off of our transportation segment on January 30, 2015, we are focused on building shareholder value through our real estate holdings. We have attached pro forma financial statements showing FRP excluding the spin-off.

Developed property rentals occupancy was 92.8% at December 31, 2014 and 89.2% at December 31, 2013. Occupancy at December 31, 2014 and 2013 included 82,807 square feet or 2.3% and 13,450 square feet or .4% respectively for temporary leases under a less than full market lease rate. The Company's third build to suit lease at Patriot Business Park for a 129,850 square foot building was completed in November 2014. Total completed developed square footage increased 9.9% from December 31, 2013 to 3,602,159 at December 31, 2014.

In addition to the completed buildings, we own land in four separate distinct submarkets that we believe ultimately could support up to 16 buildings totaling 1,277,056 square feet. The net book value of these properties at December 31, 2014 was $19,239,000.

The Company commenced construction of the first phase of the four phase Anacostia development in October 2014 with lease up scheduled in 2016 and 2017.

Conference Call.   The Company will also host a conference call on Wednesday
afternoon, February 4, 2015 at 3:00 p.m. (EST). Analysts, stockholders and other interested parties may access the teleconference live by calling 1-800-853-3895 (pass code 35864) within the United States. International callers may dial 1-334-323-7224 (pass code 35864). Computer audio live streaming is available via the Internet through Conference America, Inc.'s website at http://64.202.98.81/conferenceamerica or via the Company's website at www.frpholdings.com. You may also click on this link for the live streaming http://stream.conferenceamerica.com/live. For the archived audio via the internet, click on the following link http://wm.yourcall.com/archivestream/pth020415.wma. If using the Company's website, click on the Investor Relations tab, the select the earnings conference stream. An audio replay will be available for sixty days following the conference call. To listen to the audio replay, dial toll free 877-919-4059, international callers dial 334-323-0140. The passcode of the audio replay is 42828539. Replay options: "1" begins playback, "4" rewind
30 seconds, "5" pause, "6" fast forward 30 seconds, "0" instructions, and "9" exits recording. There may be a 30-40 minute delay until the archive is available following the conclusion of the conference call.

Investors are cautioned that any statements in this press release which relate to the future are, by their nature, subject to risks and uncertainties that could cause actual results and events to differ materially from those indicated in such forward-looking statements. These include general economic conditions; competitive factors; political, economic, regulatory and climatic conditions; levels of construction activity in the Company's markets; demand for flexible warehouse/office facilities; ability to obtain zoning and entitlements necessary for property development; interest rates; levels of mining activity; pricing; energy costs and technological changes. Additional information regarding these and other risk factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.

FRP Holdings, Inc. (FRP) is engaged in the real estate business though its subsidiaries FRP Development Corp. and Florida Rock Properties, Inc. FRP acquires, constructs, leases, operates and manages land and buildings to generate both current cash flows and long-term capital appreciation. FRP also owns real estate which is leased under mining royalty agreements or held for investment.

                                 Continued

                      FRP HOLDINGS, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands except per share amounts)
                                (Unaudited)

                                               THREE MONTHS ENDED
                                                   DECEMBER 31,
                                                 2014       2013
                                               -------    -------
Revenues:
  Transportation                              $ 31,717     31,591
  Mining royalty land                            1,344      1,268
  Developed property rentals                     6,958      5,961
                                               -------    -------
Total revenues                                  40,019     38,820

Cost of operations:
  Transportation                                29,657     30,135
  Mining royalty land                              425        329
  Developed property rentals                     4,521      3,878
  Unallocated corporate                            318        354
                                               -------    -------
Total cost of operations                        34,921     34,696

Operating profit:
  Transportation                                 2,060      1,456
  Mining royalty land                              919        939
  Developed property rentals                     2,437      2,083
  Unallocated corporate                           (318)      (354)
                                               -------    -------
Total operating profit                           5,098      4,124

(Loss) Gain on investment land sold                (17)        56
Interest income and other                            -          1
Equity in loss of joint ventures                   (30)       (32)
Interest expense                                  (472)      (311)
                                               -------    -------

Income before income taxes                       4,579      3,838
Provision for income taxes                      (1,786)    (1,497)
                                               -------    -------

Net income                                     $ 2,793      2,341
                                               =======    =======

Comprehensive Income                           $ 2,793      2,341
                                               =======    =======

Earnings per common share:
  Basic                                           0.29       0.24
  Diluted                                         0.29       0.24

Number of shares (in thousands)
  used in computing:
  -basic earnings per common share               9,711      9,568
  -diluted earnings per common share             9,771      9,674

The unaudited pro forma consolidated financial statements of FRP Holdings, Inc. ("FRP") that follow have been derived from FRP's historical consolidated financial statements and are being presented to give effect to the separation of Patriot Transportation Holding, Inc. into an independent, publicly traded company as if the separation had occurred on the first day of the periods presented. The separation occurred on January 30, 2015. These pro forma financial statements are not a measure of FRP's financial performance under U.S. generally accepted accounting principles ("GAAP"). Management believes that these non-GAAP financial measures provide management and investors a tool for analyzing our ongoing operations. The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only, and do not reflect what FRP's actual financial position and results of operations would have been had the separation occurred on the dates indicated and are not necessarily indicative of FRP's future financial position and results of operations. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is presented below.


                      FRP HOLDINGS, INC AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 2014
               (Dollars in thousands, except per share amounts)


                             Historical        Patriot            Pro Forma
                             FRP Holdings,     Transportation     FRP Holdings,
                             Inc.              Holding, Inc.      Inc.
                             --------------------------------------------------
Revenues:
  Transportation                   31,717            (31,717)               -
  Mining royalty land               1,344                  0            1,344
  Developed property rentals        6,958                  0            6,958
                             --------------------------------------------------
Total revenues                     40,019            (31,717)           8,302

Cost of operations:
  Transportation                   29,657            (29,657)               0
  Mining royalty land                 425                  0              461
  Developed property rentals        4,521                  0            4,576
  Unallocated corporate               318               (227)               0
                             --------------------------------------------------
Total cost of operations           34,921            (29,884)           5,037

Operating profit:
  Transportation                    2,060             (2,060)               0
  Mining royalty land                 919                  0              883
  Developed property rentals        2,437                  0            2,382
  Unallocated corporate              (318)               227                0
                             --------------------------------------------------
Total operating profit              5,098             (1,833)           3,265

Gain on investment land sold          (17)                 0              (17)
Interest income and other               0                  0                0
Equity in loss of joint ventures      (30)                 0              (30)
Interest expense                     (472)                26             (446)

                             --------------------------------------------------
Income before income taxes          4,579             (1,807)           2,772
Provision for income taxes          1,786               (705)           1,081
Net income                          2,793             (1,102)           1,691

Earnings per common share:
   Basic                             0.29                                0.17
   Diluted                           0.29                                0.17

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per common share   9,711                               9,711
 -diluted earnings per common share 9,771                               9,771

                      FRP HOLDINGS, INC AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 2013
               (Dollars in thousands, except per share amounts)


                             Historical        Patriot            Pro Forma
                             FRP Holdings,     Transportation     FRP Holdings,
                             Inc.              Holding, Inc.      Inc.
                             --------------------------------------------------
Revenues:
  Transportation                   31,591            (31,591)               -
  Mining royalty land               1,268                  0            1,268
  Developed property rentals        5,961                  0            5,961
                             --------------------------------------------------
Total revenues                     38,820            (31,591)           7,229

Cost of operations:
  Transportation                   30,135            (30,135)               0
  Mining royalty land                 329                  0              383
  Developed property rentals        3,878                  0            3,959
  Unallocated corporate               354               (219)               0
                             --------------------------------------------------
Total cost of operations           34,696            (30,354)           4,342

Operating profit:
  Transportation                    1,456             (1,456)               0
  Mining royalty land                 939                  0              885
  Developed property rentals        2,083                  0            2,002
  Unallocated corporate              (354)               219                0
                             --------------------------------------------------
Total operating profit              4,124             (1,237)           2,887

Gain on investment land sold           56                  0               56
Interest income and other               1                  0                1
Equity in loss of joint ventures      (32)                 0              (32)
Interest expense                     (311)                23             (288)
                             --------------------------------------------------

Income before income taxes          3,838             (1,214)           2,624
Provision for income taxes          1,497               (474)           1,023
Net income                          2,341               (740)           1,601

Earnings per common share:
   Basic                             0.24                                0.17
   Diluted                           0.24                                0.17

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per common share   9,568                               9,568
 -diluted earnings per common share 9,674                               9,674

                      FRP HOLDINGS, INC AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 2014
               (Dollars in thousands, except per share amounts)


                             Historical        Patriot            Pro Forma
                             FRP Holdings,     Transportation     FRP Holdings,
                             Inc.              Holding, Inc.      Inc.
                             --------------------------------------------------

Assets
                             --------------------------------------------------
Total current assets               18,953            (11,386)           7,674
                             --------------------------------------------------

Property and equipment, at cost:
  Land                            104,478             (2,660)         101,818
  Buildings                       177,099             (5,525)         171,574
  Equipment                        93,855            (90,275)           3,580
                             --------------------------------------------------
                                  375,432            (98,460)         276,972
Less accumulated depreciation     125,715            (56,184)          69,531
                             --------------------------------------------------
                                  249,717            (42,276)         207,441

Real estate held for investment,
  at cost                           7,304                  0            7,304
Investment in joint ventures       18,640                  0           18,640
Goodwill                            3,431             (3,431)               0
Intangibles, net                    4,773             (3,704)           1,069
Other assets, net                   9,592                (32)           9,560
                             --------------------------------------------------
Total assets                      312,410            (60,829)         251,688
                             ==================================================

Liabilities and Equity:
                             --------------------------------------------------
  Total current liabilities        18,775             (9,060)           9,822
                             --------------------------------------------------

Long-term debt                     56,452             (6,551)          49,901
Deferred income taxes              23,072             (9,170)          13,902
Accrued insurance                   1,393             (1,393)               0
Other liabilities                   3,093               (831)           2,262
Commitments and contingencies
                             --------------------------------------------------
  Total liabilities               102,785            (27,005)          75,887
                             --------------------------------------------------
Shareholders equity:
  Common stock issued
    and outstanding                   972                                 972
  Capital in excess of par         48,407                              48,407
  Retained earnings               160,206            (33,771)         126,435
  Accumulated other
    comprehensive income, net          40                (53)             (13)
                             --------------------------------------------------
    Total shareholders' equity    209,625            (33,824)         175,801
                             --------------------------------------------------

Total liabilities and
  shareholders' equity            312,410            (60,829)         251,688
                             ==================================================

                      FRP HOLDINGS, INC AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 2014
               (Dollars in thousands, except per share amounts)


                             Historical        Patriot            Pro Forma
                             FRP Holdings,     Transportation     FRP Holdings,
                             Inc.              Holding, Inc.      Inc.
                             --------------------------------------------------

Revenues:
  Transportation                   129,162          (129,162)               -
  Mining royalty land                5,349                 0            5,349
  Developed property rentals        25,629                 0           25,629
                             --------------------------------------------------
Total revenues                     160,140          (129,162)          30,978

Cost of operations:
  Transportation                   122,856          (122,856)               0
  Mining royalty land                1,368                 0            1,628
  Developed property rentals        16,534                 0           16,925
  Unallocated corporate              1,614              (963)               0
                             --------------------------------------------------
Total cost of operations           142,372          (123,819)          18,553

Operating profit:
  Transportation                     6,306            (6,306)               0
  Mining royalty land                3,981                 0            3,721
  Developed property rentals         9,095                 0            8,704
  Unallocated corporate            (1,614)               963                0
                             --------------------------------------------------
Total operating profit             17,768             (5,343)          12,425

Gain on investment land sold          476                  0              476
Interest income and other              30                 (7)              23
Equity in loss of joint ventures     (128)                 0             (128)
Interest expense                   (1,475)               109           (1,366)
                             --------------------------------------------------

Income before income taxes         16,671             (5,241)          11,430
Provision for income taxes          6,652             (2,044)           4,608
Net income                         10,019             (3,197)           6,822

Earnings per common share:
  Basic                              1.04                                0.71
  Diluted                            1.03                                0.70

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per common share   9,629                               9,629
 -diluted earnings per common share 9,710                               9,710

                      FRP HOLDINGS, INC AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 2014
               (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma     Discontinued   Restated For
                          FRP Holdings, Transportation Forma       FRP Holdings, Operations     Spin-off FRP
                          Inc.          Holding, Inc.  Adjustments Inc.          Reconciliation Holdings, Inc.
                          ------------------------------------------------------------------------------------
Revenues:
  Transportation          $    31,717   $   (31,717)   $       -   $       -     $       -      $       -
  Mining royalty land           1,344             0            0       1,344             0          1,344
  Developed property rentals    6,958             0            0       6,958             0          6,958
                          ------------------------------------------------------------------------------------
Total revenues                 40,019       (31,717)           0       8,302             0          8,302

Cost of operations:
  Transportation               29,657       (29,657)           0           0             0              0
  Mining royalty land             425             0           36         461             0            461
  Developed property rentals    4,521             0           55       4,576             0          4,576
  Unallocated corporate           318          (227)         (91)          0           919            919
                          ------------------------------------------------------------------------------------
Total cost of operations       34,921       (29,884)           0       5,037           919          5,956

Operating profit:
  Transportation                2,060        (2,060)           0           0             0              0
  Mining royalty land             919             0          (36)        883             0            883
  Developed property rentals    2,437             0          (55)      2,382             0          2,382
  Unallocated corporate          (318)          227           91           0          (919)          (919)
                          ------------------------------------------------------------------------------------
Total operating profit          5,098        (1,833)           0       3,265          (919)         2,346

Gain on termination of
    sale contract                   0             0            0           0             0              0
Gain on investment land sold      (17)            0            0         (17)            0            (17)
Interest income and other           0             0            0           0             0              0
Equity in loss of joint
    ventures                      (30)            0            0         (30)            0            (30)
Interest expense                 (472)           26            0        (446)            0           (446)
                          ------------------------------------------------------------------------------------

Income before income taxes      4,579        (1,807)           0       2,772          (919)         1,853
Provision for income taxes      1,786          (705)           0       1,081          (358)           723
                          ------------------------------------------------------------------------------------
Income from continuing
    operations                  2,793        (1,102)           0       1,691          (561)         1,130

Gain from discontinued
    operations, net                 0             0            0           0         1,663          1,663
                          ------------------------------------------------------------------------------------

Net income                $     2,793   $    (1,102)   $       -   $   1,691     $   1,102      $   2,793

Earnings per common share:
 Income from
   continuing operations -
  Basic                          0.29                                   0.17                         0.12
  Diluted                        0.29                                   0.17                         0.12
 Discontinued operations -
  Basic                          0.00                                   0.00                         0.17
  Diluted                        0.00                                   0.00                         0.17
 Net Income -
  Basic                          0.29                                   0.17                         0.29
  Diluted                        0.29                                   0.17                         0.29

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per
  common share                  9,711                                  9,711                        9,711
 -diluted earnings per
  common share                  9,771                                  9,771                        9,771


                      FRP HOLDINGS, INC AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 2013
               (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma     Discontinued   Restated For
                          FRP Holdings, Transportation Forma       FRP Holdings, Operations     Spin-off FRP
                          Inc.          Holding, Inc.  Adjustments Inc.          Reconciliation Holdings, Inc.
                          ------------------------------------------------------------------------------------
Revenues:
  Transportation          $    31,591   $   (31,591)   $       -   $       -     $       -      $       -
  Mining royalty land           1,268             0            0       1,268             0          1,268
  Developed property rentals    5,961             0            0       5,961             0          5,961
                          ------------------------------------------------------------------------------------
Total revenues                 38,820       (31,591)           0       7,229             0          7,229

Cost of operations:
  Transportation               30,135       (30,135)           0           0             0              0
  Mining royalty land             329             0           54         383             0            383
  Developed property rentals    3,878             0           81       3,959             0          3,959
  Unallocated corporate           354          (219)        (135)          0           711            711
                          ------------------------------------------------------------------------------------
Total cost of operations       34,696       (30,354)           0       4,342           711          5,053

Operating profit:
  Transportation                1,456        (1,456)           0           0             0              0
  Mining royalty land             939             0          (54)        885             0            885
  Developed property rentals    2,083             0          (81)      2,002             0          2,002
  Unallocated corporate          (354)          219          135           0          (711)          (711)
                          ------------------------------------------------------------------------------------
Total operating profit          4,124        (1,237)           0       2,887          (711)         2,176

Gain on investment land sold       56             0            0          56             0             56
Interest income and other           1             0            0           1             0              1
Equity in loss of joint ventures  (32)            0            0         (32)            0            (32)
Interest expense                 (311)           23            0        (288)            0           (288)
                          ------------------------------------------------------------------------------------

Income before income taxes      3,838        (1,214)           0       2,624          (711)         1,913
Provision for income taxes      1,497          (474)           0       1,023          (277)           746
                          ------------------------------------------------------------------------------------
Income from continuing
    operations                  2,341          (740)           0       1,601          (434)         1,167

Gain from discontinued
    operations, net                 0             0            0           0         1,174          1,174
                          ------------------------------------------------------------------------------------

Net income                $     2,341   $      (740)   $       -   $   1,601     $     740      $   2,341

Earnings per common share:
 Income from
   continuing operations -
  Basic                          0.24                                   0.17                         0.12
  Diluted                        0.24                                   0.17                         0.12
 Discontinued operations -
  Basic                          0.00                                   0.00                         0.12
  Diluted                        0.00                                   0.00                         0.12
 Net Income -
  Basic                          0.24                                   0.17                         0.24
  Diluted                        0.24                                   0.17                         0.24

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per
  common share                  9,568                                  9,568                        9,568
 -diluted earnings
  per common share              9,674                                  9,674                        9,674


                      FRP HOLDINGS, INC AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 2014
               (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma     Discontinued   Restated For
                          FRP Holdings, Transportation Forma       FRP Holdings, Operations     Spin-off FRP
                          Inc.          Holding, Inc.  Adjustments Inc.          Reconciliation Holdings, Inc.
                          ------------------------------------------------------------------------------------
Assets
Current assets:
 Cash and cash
  equivalents             $       895   $         -                $     895                    $     895
 Cash held in escrow               26             0                       26                           26
  Accounts receivable (net
   of allowance for doubtful    8,082        (7,282)                     800                          800
   accounts of $148)
  Deferred income taxes             0             0          107         107                          107
  Discontinued Operation
   - Spin-off                                                                       60,829         60,829
  Inventory of parts
   and supplies                   888          (888)                       0                            0
  Prepaid tires on equipment    2,063        (2,063)                       0                            0
  Prepaid taxes and licenses    1,677          (559)                   1,118                        1,118
  Prepaid insurance               632          (518)                     114                          114
  Prepaid expenses, other          81           (76)                       5                            5
  Real estate held for sale,
   at cost                      4,609                                  4,609                        4,609
                          ------------------------------------------------------------------------------------
  Total current assets         18,953       (11,386)         107       7,674        60,829         68,503
                          ------------------------------------------------------------------------------------

Property and equipment, at cost:
 Land                         104,478        (2,660)                 101,818                      101,818
 Buildings                    177,099        (5,525)                 171,574                      171,574
 Equipment                     93,855       (90,275)                   3,580                        3,580
                          ------------------------------------------------------------------------------------
                              375,432       (98,460)           0     276,972             0        276,972
Less accumulated depreciation 125,715       (56,184)                  69,531                       69,531
                          ------------------------------------------------------------------------------------
                              249,717       (42,276)           0     207,441             0        207,441

Real estate held for investment,
  at cost                       7,304             0                    7,304                        7,304
Investment in joint ventures   18,640             0                   18,640                       18,640
Goodwill                        3,431        (3,431)                       0                            0
Intangibles, net                4,773        (3,704)                   1,069                        1,069
Other assets, net               9,592           (32)                   9,560                        9,560
                          ------------------------------------------------------------------------------------
Total assets              $   312,410   $   (60,829)   $     107   $ 251,688     $  60,829      $ 312,517
                          ====================================================================================

Liabilities and Equity:
Current liabilities:
 Accounts payable         $     5,367   $    (3,069)               $   2,298                    $   2,298
 Bank overdraft                   408          (408)                       0                            0
 Federal and state taxes payable  309          (119)                     190                          190
 Discontinued Operation
   - Spin-off                                                                       27,005         27,005
 Deferred income taxes            239          (346)         107           0                            0
 Accrued payroll and benefits   3,950        (3,716)                     234                          234
 Accrued insurance              1,100        (1,100)                       0                            0
 Environmental remediation      1,614             0                    1,614                        1,614
 Accrued liabilities, other     1,251          (302)                     949                          949
 Long-term debt due
   within one year              4,537             0                    4,537                        4,537
                          ------------------------------------------------------------------------------------
  Total current liabilities    18,775        (9,060)         107       9,822        27,005         36,827
                          ------------------------------------------------------------------------------------

Long-term debt                 56,452        (6,551)                  49,901                       49,901
Deferred income taxes          23,072        (9,170)                  13,902                       13,902
Accrued insurance               1,393        (1,393)                       0                            0
Other liabilities               3,093          (831)                   2,262                        2,262
Commitments and
   contingencies (Note 7) ------------------------------------------------------------------------------------
   Total liabilities          102,785       (27,005)         107      75,887        27,005        102,892
                          ------------------------------------------------------------------------------------
Shareholders equity:
  Common stock issued
   and outstanding                972                                    972                          972
  Capital in excess of par     48,407                                 48,407                       48,407
  Retained earnings           160,206       (33,771)                 126,435        33,771        160,206
  Accumulated other
   comprehensive income, net       40           (53)                     (13)           53             40
                          ------------------------------------------------------------------------------------
  Total shareholders'
   equity                     209,625       (33,824)          0      175,801        33,824        209,625
                          ------------------------------------------------------------------------------------
Total liabilities and
   shareholders' equity   $   312,410   $   (60,829)   $     107   $ 251,688     $  60,829      $ 312,517
                          ====================================================================================


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
                      FRP HOLDINGS, INC AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 2014
                (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma     Discontinued   Restated For
                          FRP Holdings, Transportation Forma       FRP Holdings, Operations     Spin-off FRP
                          Inc.          Holding, Inc.  Adjustments Inc.          Reconciliation Holdings, Inc.
                          ------------------------------------------------------------------------------------
Revenues:
  Transportation          $   129,162   $  (129,162)   $       -   $       -     $       -      $       -
  Mining royalty land           5,349             0            0       5,349             0          5,349
  Developed property rentals   25,629             0            0      25,629             0         25,629
                          ------------------------------------------------------------------------------------
Total revenues                160,140      (129,162)           0      30,978             0         30,978

Cost of operations:
  Transportation              122,856      (122,856)           0           0             0              0
  Mining royalty land           1,368             0          260       1,628             0          1,628
  Developed property rentals   16,534             0          391      16,925             0         16,925
  Unallocated corporate         1,614          (963)        (651)          0         2,685          2,685
                          ------------------------------------------------------------------------------------
Total cost of operations      142,372      (123,819)           0      18,553         2,685         21,238

Operating profit:
  Transportation                6,306        (6,306)           0           0             0              0
  Mining royalty land           3,981             0         (260)      3,721             0          3,721
  Developed property rentals    9,095             0         (391)      8,704             0          8,704
  Unallocated corporate        (1,614)          963          651           0        (2,685)        (2,685)
                          ------------------------------------------------------------------------------------
Total operating profit         17,768        (5,343)           0      12,425        (2,685)         9,740

Gain on investment land sold      476             0            0         476             0            476
Interest income and other          30            (7)           0          23             0             23
Equity in loss of joint ventures (128)            0            0        (128)            0           (128)
Interest expense               (1,475)          109            0      (1,366)            0         (1,366)
                          ------------------------------------------------------------------------------------

Income before income taxes     16,671        (5,241)           0      11,430        (2,685)         8,745
Provision for income taxes      6,652        (2,044)           0       4,608        (1,047)         3,561
                          ------------------------------------------------------------------------------------
Income from
   continuing operations       10,019        (3,197)           0       6,822        (1,638)         5,184

Gain from discontinued
   operations, net                  0             0            0           0         4,835          4,835
                          ------------------------------------------------------------------------------------
Net income                $    10,019   $    (3,197)   $       -   $   6,822     $   3,197      $  10,019

Earnings per common share:
 Income from continuing
   operations -
  Basic                          1.04                                   0.71                         0.54
  Diluted                        1.03                                   0.70                         0.53
 Discontinued operations -
  Basic                          0.00                                   0.00                         0.50
  Diluted                        0.00                                   0.00                         0.50
 Net Income -
  Basic                          1.04                                   0.71                         1.04
  Diluted                        1.03                                   0.70                         1.03

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per
  common share                  9,629                                  9,629                        9,629
 -diluted earnings per
  common share                  9,710                                  9,710                        9,710
